INTERNATIONAL CAPITAL FUNDING, INC.

                               NO SALE AGREEMENT
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     The undersigned agrees with International  Funding, Inc. (the "Company") to not sell or offer to sell or otherwise dispose of any shares (the "Lock-up Shares") of the undersigned's securities until such time as the Company has successfully consummated a merger or acquisition and the Company is no longer characterized as a "blank check" company. This agreement shall also cover any securities of the Company acquired by the undersigned pursuant to the exercise of any options or warrants of the Company, presently or hereafter acquired. The undersigned further represents to the Company that the Lock-up Shares are free and clear of any encumbrance, equity or claim.


Dated:   5-18-98                        By: /s/ Equitor Corpp.
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                                        Equitor Corpp.
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                                                 (Print name here)